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Exhibit 10.24

CONFIDENTIAL TREATMENT

        Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such Portions are marked "[*]" in this document; they have been filed separately with the Commission.

Amendment No 3
TO
CONTRACT No GINC-C-06-0300

By and Between

GLOBALSTAR, INC.

and

THALES ALENIA SPACE FRANCE

AMENDMENT No3 TO THE CONTRACT GINC-C-06-0300 BETWEEN GLOBALSTAR, INC. AND THALES ALENIA SPACE FRANCE

        This Amendment No3 to the Contract signed on 30 November 2006 referenced GINC-C-06-0300 is made between Thales Alenia Space France, a Company organised and existing under the laws of France, having its registered office at 26 avenue Jean Francois Champollion 31100 Toulouse—FRANCE ("Contractor") and Globalstar, Inc., a Delaware corporation with offices at 461 South Milpitas Blvd., Milpitas, California 95035, U.S.A. ("Purchaser").

        The Purchaser and the Contractor being hereinafter individually referred to as a "Party" or collectively as the "Parties".

Recitals

        Whereas, the Parties have agreed certain changes to the Contract which have been introduced up to and including the implementation of the activities for "Power Increase" in the frame of the ATP REF PJR0407-003 signed on 13th April 2007 and the implementation of the activities linked to "Early Delivery SC1+ 1Bis (CM early delivery and on-board software)" as described in the ATP Ref PJR0907-001 signed on 1st October, 2007 between the Parties; and

        Whereas, the Parties have agreed upon:

  •
  a reduction for a fixed amount of [*] in application of the Special Conditions of the Services Agreement for Phase A Study signed by the Parties, and

  •
  a reduction for a fixed amount of 500,000.00€ "Delta MOSS" in application of the provisions of Article 4 "Total Price" of the Contract as a result of award of the Ground Control Network Contract to Contractor no later than six (6) months after PDR.

        Whereas, the Parties hereby agree to modify certain provisions of the Contract and its Exhibits and Appendixes as a result of such changes.

        THEREFORE, THE PARTIES AGREE TO THE FOLLOWING:

1.
The following provisions of the Contract are replaced as follows:

1.1
In the Contract, all reference to "Alcatel Alenia Space France" shall be replaced by "Thales Alenia Space France".

1.2
Paragraphs A and B of Article 2. Scope and Exhibits are replaced by the following:

(A)
Contractor shall provide the necessary personnel, material, services and facilities to perform the Work in accordance with the provisions of this Contract, including the Exhibits and Appendices listed below, which are attached hereto or incorporated by reference and made a part hereof, and to make delivery to Purchaser in accordance with the Delivery Schedule as provided in Article 6.

Exhibit A	GBS2 Space Segment Globalstar Statement of Work Ref GS-06-1130 dated October 1, 2006—Issue 01 amended by GBS2 Early delivery Scenario 1 + 1Bis Scope of Work Ref 2003 318 62W
Exhibit B	Globalstar II LEO Satellite Performance Specification Ref 200221417A Issue 5
Exhibit C	Satellite Program Test Plan Ref 200221933 issue 3
Exhibit D	Globalstar 2 Product Assurance Plan Ref 200217065S, Version 03 dated November 24, 2006
Exhibit E	Globalstar Dynamic Satellite Simulator Requirements Specification Ref 3474-05-0023 Rev 1_V2 dated November 20, 2006
Exhibit F	Payment Plans
Exhibit G	Form of Escrow Agreement
Exhibit H	Bonus Payments Criteria (EBITDA and satisfactory operation)
Exhibit I	Globalstar Patent Portfolio

Appendix 1	Mutual Nondisclosure Agreement between Globalstar, Inc and Alcatel Alenia Space France, dated November 2nd 2006
Appendix 2	Technical Assistance Agreement (DTC Case TA 3474-05) and subsequent amendments.
Appendix 3	Technical Assistance Agreements for Launch Services (DTC Case TA 0645-07 and subsequent amendments.
  (B)
  In case of any inconsistencies among the articles of this Contract and any of the Exhibits, the following order of precedence shall apply:

    Appendix 2
    Terms and Conditions of Contract
    All other Appendices

Exhibit F	Payment Plans
Exhibit A	GBS2 Space Segment Globalstar Statement of Work
Ref GS-06-1130 dated October 1, 2006—Issue 01 amended by GBS2 Early delivery Scenario 1 + 1Bis Scope of Work Ref 2003 318 62 W
Exhibit B	Globalstar II LEO Satellite Performance Specification Ref 200221417A issue 5
Exhibit C	Satellite Program Test Plan Ref 200221933 issue 3
Exhibit D	Globalstar 2 Product Assurance Plan Ref 200217065S, Version 03 dated November 24, 2006
Exhibit E	Globalstar Dynamic Satellite Simulator Requirements Document Ref 3474-05-0023 Rev 1_V2 dated November 20, 2006
Exhibit G	Form of Escrow Agreement
Exhibit H	Bonus Payments Criteria (EBITDA and satisfactory operation)
Exhibit I	Globalstar Patent Portfolio
1.3
Paragraph C, item iv) of Article 2 Scope and Exhibits is replaced by the following:

(iv)
Mission Operations Support Services (including training of Purchaser's personnel and in-orbit testing of the Spacecraft), as described in section 3.5 of Exhibit A. As the Contractor has been awarded a contract for delivery of the Satellite Control Network (Ref GINC-C-07-0320), and according to Article 3.5 of Exhibit A, Contractor shall not perform the additional work as set forth in Annex D of Exhibit A.

1.4
Table in Paragraph A of Article 4. Total Price is replaced by the following:

Item	Description	Price in Euro for Regular Delivery		Price in Euro for Accelerated Scenario
1	Spacecraft for Phase 1 and Phase 2 (including Power Increase and early delivery SC 1 + 1BIS)	355,924,591		355,924,591
2	Spacecraft for Phase 3	268,046,761	*	240,141,045
3	Launch Support Services and MOSS	40,185,471		40,185,471
4	OBPE Software Access	350,000		350,000

	Total Price	664,506,823		636,601,107

*
the price for each Spacecraft in Phase 3 for Regular Delivery shall be the price for a Spacecraft in Phase 2 (total for all Spacecraft in Phase 3 equals 240,141,045 Euro) increased by the lesser of 10% of the price per Spacecraft or the actual expenses incurred by Contractor resulting from the hiatus between Phase 2 and Phase 3 production and the extension of the duration of the program. The maximum price for Item 2, Regular Delivery would be 268,046,761 Euros.

1.5
Paragraphs A and B of Article 25. Communication and Authority are replaced by the following:

(A)
[*] is assigned as Purchaser's Program Manager with authority to issue technical direction within the scope of this Contract. [*] is assigned as Contractor's Program Manager with authority to accept such direction. Notwithstanding Article 25(A), the foregoing Program Managers are authorized (i) to initial the Exhibits and any modifications thereto (except

    Exhibit F), and (ii) to execute the waivers of technical compliance with the specifications in the Exhibits.

  (B)
  All contractual correspondence to Purchaser will be addressed to (with copy to the Program Manager):

      [*]
      Globalstar, Inc.
      461 South Milpitas Blvd.
      Milpitas, California 95035, U.S.A.
      Tel: +[*]
      Email: [*]

    All technical correspondence to Purchaser will be addressed to:

      [*]
      Globalstar, Inc.
      461 South Milpitas Blvd.
      Milpitas, California 95035, U.S.A.
      Tel: +[*]
      Email: [*]

    All contractual correspondence to Contractor will be addressed to (with copy to the Program Manager):

      [*]
      Thales Alenia Space France
      100, Boulevard du midi—B.P.99
      06156 Cannes la Bocca Cedex—France
      Email: [*]

    All technical correspondence to Contractor will be addressed to:

      [*]
      Thales Alenia Space France
      100 Boulevard du midi—B.P. 99
      06156 Cannes la Bocca Cedex—France
      Email: [*]

1.6
Exhibit F is replaced by the new Exhibit F as attached to this Amendment no 3.

2
All of the terms, covenants and conditions of the Contract as may already have been amended shall remain in full force and effect except to the extent the same have been expressly amended or modified by the terms of this Amendment.

3
All capitalized terms not otherwise defined in this Amendment shall have the meanings for such terms as set forth in the Contract.

Execution

In witness whereof, the Parties have duly executed this Contract.

Globalstar, Inc.		Thales Alenia Space France,
P/O OLIVIER BADARD
By:	/s/ JAMES MONROE III	By:	/s/ PASCALE SOURISSE
Name:	James Monroe III	Name:	Pascale Sourisse
Title:	Chairman and Chief Executive Officer	Title:	President and Chief Executive Officer
Date:	12/19/07	Date:

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  Exhibit 10.24
CONFIDENTIAL TREATMENT